FIRST AMENDMENT TO LOAN AGREEMENT

            THIS FIRST AMENDMENT TO LOAN AGREEMENT ("First Amendment") is entered into as of June 24, 1998, by and between BUSINESS LOAN CENTER, INC., a Delaware corporation ("Borrower"), BLC FINANCIAL SERVICES, INC., a Delaware corporation, and TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation ("Lender"), with reference to the following facts:

                                    RECITALS

      A. Pursuant to the Loan Agreement dated as of March 25, 1998 executed by Borrower, Parent and Lender (the "Loan Agreement"), Lender agreed to make certain financial accommodations to or for the benefit of Borrower upon the terms and conditions set forth therein. Unless otherwise noted in this First Amendment, (i) capitalized terms used herein shall have the meanings attributed to them in the Loan Agreement, (ii) references to Sections shall refer to Sections of the Loan Agreement or Schedules thereto, as applicable, and (iii) references to Schedules shall refer to Schedules to the Loan Agreement.

      B. Borrower has requested, and Lender has agreed, to amend the Loan Agreement to increase the Maximum Credit Line from $25,000,000 to $35,000,000, all on the terms and conditions set forth below.

            NOW, THEREFORE, in consideration of the continued performance by Borrower of its promises and obligations under the Loan Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

                                A G R E E M E N T

      1. Incorporation of Loan Agreement and Other Loan Documents. Except as expressly modified under this First Amendment, all of the terms and conditions set forth in the Loan Agreement and the other Loan Documents are incorporated herein by this reference, and Borrower hereby acknowledges, confirms, and ratifies its obligations under the Loan Agreement and the other Loan Documents.

      2. Amendments to Loan Agreement and other Loan Documents. As of the date of this First Amendment, the Loan Agreement and
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the other Loan Documents are hereby amended in the following manner:

            2.1 Amendment to Maximum Credit Line. The definition of "Maximum Credit Line" in Section 1.1 is amended by substituting the amount "$35,000,000" for the amount "$25,000,000" therein. The same substitution shall be deemed made by this First Amendment with respect to all other references in the Loan Agreement or the other Loan Documents to the maximum amount of the credit facility under the Loan Agreement or the principal amount of the Revolving Credit Note.

            2.2 Amendment to Provisions for Certain Notices. Section 9.1(a) of the Loan Agreement is amended by deleting the existing text thereof in its entirety and substituting therefor the following amended and restated version thereof:

                  (a) If to Lender, at:

                      Transamerica Business Credit Corporation
                      Two Ravinia Drive, Suite 700
                      Atlanta, Georgia 30346
                      Attention:  Account Executive - Business Loan
                                  Center
                      Facsimile: (770) 396-7403

                      and

                      Transamerica Business Credit Corporation
                      9399 West Higgins Road, Suite 600
                      Rosemont, Illinois 60018
                      Attention: Mary F. Krakowski, Esq.
                      Facsimile: (847) 685-1142

                      With copies to:

                      Murphy Sheneman Julian & Rogers
                      101 California Street, 39th Floor
                      San Francisco, California 94111
                      Attention: Dick M. Okada, Esq.
                      Facsimile: (415) 421-7879

                  provided, that notice to Lender for purposes of Section 2.13(a)(i) shall be given to Russell L. Bonder (or another Account Executive for Business Loan Center designated by Lender) by telephone at (770) 350-8800 or by facsimile at
                  (770) 396-7403, and no copy of such transmission is required to be sent to any other Person.


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The addresses specified above for notices to Lender shall be deemed substituted by this First Amendment for the notice addresses contained in any of the other Loan Documents.

      3. Amendment Fee. Borrower agrees to pay to Lender a fully earned and non-refundable fee (the "Amendment Fee") in the amount of $58,333 in consideration of Lender's agreement to enter into this First Amendment. The Amendment Fee shall be due and payable by Borrower to Lender on the date that this First Amendment becomes effective pursuant to Section 4 of this First Amendment.

      4. Conditions to Effectiveness. The amendments set forth in Section 2 of this First Amendment are subject to satisfaction of each of the following conditions:

                  (a) receipt by Lender of a copy of this First Amendment, duly executed by Borrower, Parent, and Lender;

                  (b) receipt by Lender of an amended and restated version of the Revolving Credit Note, in the form attached as Exhibit A to this First Amendment, duly executed by Borrower;

                  (c) receipt by Lender of such officer's certificates, board of directors' resolutions, or other evidence satisfactory to Lender of each of Borrower's and Parent's corporate authority and legal ability to execute, deliver and perform this First Amendment and to consummate the transaction contemplated hereunder;

                  (d) payment by Borrower of the Amendment Fee; and

                  (e) the absence of any Defaults or Events of Default.

      5. Entire Agreement. This First Amendment, together with the Loan Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This First Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the Loan Documents shall remain in full force and effect.

      6. Representations and Warranties. Borrower hereby confirms that the representations and warranties contained in the Loan Agreement were true and correct in all material respects when made and, except to the extent (a) that a particular representation or warranty by its terms expressly applies only to an earlier date, or (b) Borrower has previously advised Lender in writing as contemplated under the Loan Agreement, are true and correct in all material respects as of the date hereof. The Loan


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Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

      7. Miscellaneous.

            7.1 Counterparts. This First Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement.

            7.2 Headings. Section headings used herein are for convenience of reference only, are not part of this First Amendment, and are not to be taken into consideration in interpreting this First Amendment.

            7.3 Recitals. The recitals set forth at the beginning of this First Amendment are true and correct, and such recitals are incorporated into and are a part of this First Amendment.

            7.4 Governing Law. This First Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

            7.5 No Novation. Except as specifically set forth in paragraph 2 of this First Amendment, the execution, delivery and effectiveness of this First Amendment shall not (a) limit, impair, constitute a waiver of or otherwise affect any right, power or remedy by Lender under the Loan Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Loan Agreement or in any of the other Loan Documents, or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

            7.6 Conflict of Terms. In the event of any inconsistency between the provisions of this First Amendment and any provision of the Loan Agreement, the terms and provisions of this First Amendment shall govern and control.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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            IN WITNESS WHEREOF, this First Amendment has been duly executed as of the date first written above.

                                    BORROWER:

                                    BUSINESS LOAN CENTER, INC.,
                                    a Delaware corporation

                                    By: /s/ Jennifer Napier
                                        ----------------------------------
                                        Jennifer Napier
                                        Chief Financial Officer


                                    PARENT:

                                    BLC FINANCIAL SERVICES, INC.,
                                    a Delaware corporation

                                    By: /s/ Robert F. Tannenhauser
                                        ----------------------------------
                                        Robert F. Tannenhauser
                                        President


                                    LENDER:

                                    TRANSAMERICA BUSINESS CREDIT
                                    CORPORATION, a Delaware corporation

                                    By: /s/ Russell L. Bonder
                                        ----------------------------------
                                        Russell L. Bonder
                                        Senior Account Executive


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                                   EXHIBIT A

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$35,000,000                     Chicago, Illinois                  June __, 1998

            BUSINESS LOAN CENTER, INC., a Delaware corporation ("Borrower"), for value received, promises and agrees to pay to the order of TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation ("Lender"), at its offices located at 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018, in coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, the principal sum of THIRTY-FIVE MILLION AND NO/100 DOLLARS ($35,000,000), or so much thereof as may be advanced pursuant to the Loan Agreement hereinafter mentioned.

            All capitalized terms which are used but not defined in this Amended and Restated Revolving Credit Note ("Note") shall have the same meanings as in the Loan Agreement dated as of March 5, 1998, between Borrower, BLC Financial Services, Inc., a Delaware corporation, and Lender (such Loan Agreement, together with all amendments or supplements thereto, being referred to herein as the "Loan Agreement").

            In addition to the principal sum referred to in the first paragraph of this Note, Borrower also agrees to pay interest at the rates, and calculated in the manner, provided in the Loan Agreement. In no event shall the interest rate exceed the Highest Lawful Rate. In the event that the interest rate payable hereunder would, without giving effect to the previous sentence, exceed the Highest Lawful Rate, then, should any interest payable hereunder thereafter fall below the Highest Lawful Rate, interest shall continue to accrue at the Highest Lawful Rate until such time as Lender has received an amount of interest equal to what Lender would have received but for the limitation on the interest rate contained in this paragraph, at which time the interest payable shall again accrue at the rate otherwise provided for in the Loan Agreement until such interest rate again exceeds the Highest Lawful Rate, in which event the terms of this paragraph shall again apply.

            Accrued interest is due and payable monthly, the first such payment being due and payable on the first Business Day of the month next succeeding the month in which the date of this Note falls, and the remaining payments being due and payable on the first Business Day of each and every succeeding calendar month thereafter and at the maturity of this Note.

            Borrower may, at its option, prepay this Note at any time. Prepayment of this Note is subject to the terms and

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conditions set forth in the Loan Agreement, including Sections 2.6 and 2.11 thereof.

            Borrower and any and each co-maker, guarantor, accommodation party, endorser or other Person liable for the payment or collection of this Note expressly waive demand and presentment for payment, notice of nonpayment, notice of intent to accelerate, notice of acceleration, protest, notice of protest, notice of dishonor, bringing of suit, and diligence in taking any action to collect amounts called for hereunder and in the handling of Collateral at any time existing as security in connection herewith, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any Lien at any time had or existing as security for any amount called for hereunder; provided, that the foregoing waivers shall not constitute a waiver of any notice that the holder hereof or Lender, as the case may be, is specifically required to deliver to Borrower under the Loan Agreement, the Security Agreement, or applicable law.

            If default is made in the payment of this Note (whether of principal, interest or other amounts) when due (regardless of how the maturity of this Note may be brought about) and the same is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in bankruptcy, probate, receivership, or other judicial proceedings for the establishment or collection of any amount called for hereunder, or any amount payable or to be payable hereunder is collected through any such proceedings, or the holder of this Note otherwise attempts to enforce Borrower's Liabilities or such holder's rights hereunder, then Borrower agrees to pay to the holder of this Note all reasonable costs and expenses incurred by the holder, including, without limitation, reasonable attorneys' fees.

            This Note amends and restates, and supersedes in its entirety, the prior Revolving Credit Note dated March 25, 1998 executed by Borrower in the original principal amount of $25,000,000, which prior Revolving Credit Note is being marked by Lender "Cancelled and Superseded" contemporaneously with the execution and delivery to Lender of this Note.

            This Note is issued pursuant to the Loan Agreement and is entitled to the benefits of the Loan Agreement and the Security Documents. Reference is made to the Loan Agreement for provisions for the acceleration of the maturity hereof on the occurrence of certain events specified therein, for interest rate provisions and computations and for all other pertinent purposes. Prior to the initial Revolving Loan hereunder or by reason of payments hereon, there may be times when no Liabilities are owing


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hereunder; but notwithstanding any such occurrence, this Note shall remain valid and shall be in full force and effect as to Revolving Loans made pursuant to the Loan Agreement subsequent to each such occurrence.

            This Note is secured by the Collateral described in the Security Documents executed in connection herewith for the benefit of Lender.

            THIS NOTE, THE LOAN AGREEMENT, AND THE OTHER LOAN DOCUMENTS ARE CONTRACTS MADE UNDER AND SHALL, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE, AND ALL CLAIMS AND CAUSES OF ACTION RELATED HERETO AND THERETO, WHETHER SOUNDING IN CONTRACT OR IN TORT, BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE UNITED STATES OF AMERICA AND THE STATE OF ILLINOIS, AS SUCH LAWS ARE NOW IN EFFECT (WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS) AND, WITH RESPECT TO USURY LAWS, IF ANY, APPLICABLE TO LENDER AND TO THE EXTENT ALLOWED THEREBY, AS SUCH LAWS MAY HEREAFTER BE IN EFFECT WHICH ALLOW A HIGHER MAXIMUM NONUSURIOUS INTEREST RATE THAN SUCH LAWS NOW ALLOW; PROVIDED, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN ILLINOIS, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF LENDER'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF LENDER'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF ILLINOIS. IT IS THE INTENT OF BORROWER AND LENDER THAT THE LAWS OF THE STATE OF ILLINOIS SHALL GOVERN THIS NOTE, THE LOAN AGREEMENT, AND THE OTHER SECURITY INSTRUMENTS, AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

            This Note has been delivered as of the date first written above.


                                    BUSINESS LOAN CENTER, INC.,
                                    a Delaware corporation.


                                    By: /s/ Robert F. Tannenhauser
                                        -------------------------------
                                        Robert F. Tannenhauser
                                        President


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                          ACKNOWLEDGMENT OF INSTRUMENTS

STATE OF ___________________  )
                              )     SS.
COUNTY OF __________________  )

      On __________________________ before me, the undersigned notary public in and for said state, personally appeared ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

      WITNESS my hand and official seal.


Signature _______________________________   (Seal)


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